                                1,825,000 Shares(1)

                                  PROXIM, INC.

                                  Common Stock

                           U.S. UNDERWRITING AGREEMENT


                                                               __________ , 1996

UBS SECURITIES LLC
MONTGOMERY SECURITIES
UNTERBERG HARRIS
VOLPE, WELTY & COMPANY
  As representatives of the
    several U.S. underwriters
    named in Schedule I hereto
  c/o UBS Securities LLC
      299 Park Avenue
      New York, New York  10171

Ladies and Gentlemen:

                  Proxim, Inc., a Delaware corporation (the "Company") proposes to issue and sell to the several U.S. Underwriters and International Managers (as defined below) an aggregate of 2,500,000 shares of its common stock, $0.001 par value per share, ("Common Stock"). The 2,500,000 shares of Common Stock to be issued and sold by the Company are hereinafter called the "Firm Shares."

                  It is understood that, subject to the conditions hereinafter stated, 1,875,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States Persons and Canadian Persons (as such terms are defined in the Agreement Between U.S. Underwriters and International Managers of even date herewith (the "U.S. Underwriters and International Managers Agreement")). It is further understood that the Company is concurrently entering into an agreement of even date herewith (the
- --------
(1) Plus an additional 375,000 shares of Common Stock to be sold by the Company to the several U.S. Underwriters (as defined herein) solely to cover over-allotments, if any.

"International Underwriting Agreement") providing for the sale by the Company of 625,000 Firm Shares (the "International Shares") to be sold to the several International Managers named in Schedule I thereto (the "International Managers") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States Persons and Canadian Persons. UBS Securities LLC, Montgomery Securities, Unterberg Harris and Volpe, Welty & Company shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and UBS Limited, Montgomery Securities, Unterberg Harris and Volpe, Welty & Company shall act as representatives (the "International Representatives") of the several International Managers.

                  The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional 375,000 shares of its Common Stock (the "Additional Shares"), if requested by the U.S. Underwriters as provided in
Section 2 hereof. The U.S. Firm Shares and the Additional Shares are herein collectively called the "U.S. Shares," and the U.S. Shares and the International Shares are herein collectively called the "Shares."

                  1. Registration Statement and Prospectus. A registration statement on Form S-3 (File No. 333-[ ]), including a prospectus relating to the Shares and each amendment thereto, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Company meets the requirements for filing such registration statement on Form S-3. There have been delivered to you three signed copies of such registration statement and amendments, together with three copies of each exhibit filed therewith. Copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus have been delivered to you in such reasonable quantities as you have requested for each of the U.S. Underwriters. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing all Rule 430A Information (as hereinafter defined) will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations).

                  The term "Registration Statement" as used in this Agreement shall mean such registration statement (including all exhibits and financial statements and all documents incorporated by reference therein) at the time such registration statement becomes or became effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall

                                       2.

include all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations and shall also mean any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations with respect to the Shares. The Registration Statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the prospectus to be used in connection with the offering and sale of Shares in the United States and Canada to United States Persons and Canadian Persons (the "U.S. Prospectus"), and the prospectus to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States Persons and Canadian Persons (the "International Prospectus"). The U.S. Prospectus and the International Prospectus are identical except for the outside front and back cover pages. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall collectively mean the U.S. Prospectus and the International Prospectus relating to the Shares in the form in which they are first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no filing pursuant to Rule 424(b) of the Rules and Regulations is required, shall mean the form of final U.S. Prospectus and International Prospectus included in the Registration Statement at the time the Registration Statement becomes effective. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations.

                  2. Agreements to Sell and Purchase. The Company hereby agrees to issue and sell the U.S. Firm Shares to the several U.S. Underwriters, and each of the U.S. Underwriters, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees, severally and not jointly, to purchase from the Company at a price per share of $__________ (the "Purchase Price"), the respective number of U.S. Firm Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) set forth in Schedule I hereto opposite the name of such U.S. Underwriter.

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have the right to purchase, severally and not jointly, up to 375,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the U.S. Firm Shares. The U.S. Underwriters may exercise their right to purchase 375,000 Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. The U.S. Representatives shall give any such notice on behalf of the U.S. Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant

                                       3.

to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of U.S. Firm Shares to be purchased from the Company.

                  The Company hereby agrees, and the Company shall, concurrently with the execution of this Agreement, deliver agreements executed by each of the directors and officers of the Company pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the International Mangers pursuant to the International Agreement or the U.S. Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus without the prior written consent of UBS Securities LLC, subject to certain exceptions set forth in such agreements. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

                  3. Terms of Public Offering. The Company is advised by you that the U.S. Underwriters propose (i) to make a public offering of their respective portions of the U.S. Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the U.S. Firm Shares upon the terms set forth in the Prospectus.

                  Each U.S. Underwriter hereby makes to and with the Company the representations and agreements of such U.S. Underwriter contained in the fifth paragraph of Section 3 of the U.S. Underwriters and International Managers Agreement.

                  4. Delivery and Payment. Delivery to the U.S. Underwriters of and payment for the U.S. Firm Shares shall be made at 10:00 A.M., New York City time, on the latest to occur of (a) the third (3rd) full business day following the first day that the U.S. Firm Shares are traded, (b) if this Agreement is executed and delivered after 1:30 p.m., California time, the fourth (4th) full business day following the day that this Agreement is executed and delivered, or
(c) such time and date, not later than the seventh (7th) full business day following the day that the U.S. Firm Shares are traded, as the U.S. Representatives and the Company may determine pursuant to Rule 15c6-1 of the

                                       4.

Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "Closing Date"), at such place outside the State of New York as you shall designate. The location of delivery of and the form of payment for the U.S. Firm Shares may be varied by agreement between you and the Company.

                  Delivery to the U.S. Underwriters of and payment for any Additional Shares to be purchased by the U.S. Underwriters shall be made at such place as the U.S. Representatives shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between the U.S.
Representatives and the Company.

                  Certificates for the U.S. Firm Shares or the Additional Shares, as the case may be, shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the U.S. Firm Shares or the Additional Shares, as the case may be, shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company for the respective accounts of the several U.S. Underwriters, against payment of the Purchase Price therefor by certified or official bank checks payable in same day funds to the order of the Company or wire transfer of immediately available funds. If the U.S. Representatives so elect, delivery of the U.S. Shares may be made by credit through full fast transfer to the accounts at the Depository Trust Company designated by the U.S.
Representatives.

                  5. Agreements of the Company. The Company agrees with you:

                  (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

                  (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions

                                       5.

         to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) To furnish to you, without charge, one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each U.S. Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

                  (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

                  (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the U.S. Underwriters a prospectus is required by law to be delivered in connection with sales by a U.S. Underwriter or a dealer, to furnish to each U.S. Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such U.S. Underwriter or dealer may reasonably request.

                  (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the U.S. Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each U.S. Underwriter and to such dealers as you shall specify, such number of copies thereof as such U.S.
         Underwriter or dealers may reasonably request.

                  (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the U.S. Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several U.S. Underwriters and by

                                       6.

         dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

                  (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

                  (i) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company, all such financial reports to include a balance sheet, a statement of operations, a statement of cash flows and a statement of stockholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a balance sheet, a statement of operations and a statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company as you may reasonably request.

                  (k) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the U.S. Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states and the applicable securities laws, rules and regulations of Canada

                                       7.

         (including in each case the fees and disbursements of counsel for the U.S. Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. ("the NASD") in connection with the offering, (vi) the listing of the Shares on the Nasdaq National Market, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the U.S. Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Sellers of their other obligations under this Agreement.

                  (l) To use its best efforts to maintain the inclusion of the Common Stock in the Nasdaq National Market (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.

                  (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

                  6. Representations and Warranties of the Company. The Company represents and warrants to each U.S. Underwriter that:

                  (a) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects requirements of the Act and the Rules and Regulations and, as of its date, has not included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, other than any untrue statement or omission which has been corrected in the Prospectus. At the time the Registration Statement and any amendment thereto becomes effective and at all times subsequent thereto, up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments thereto, will contain all material statements and information required to be included therein by the Act and the Rules and Regulations, and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements herein not misleading; provided, however, no representation or warranty contained in this subsection 6(a) shall be applicable to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any U.S. Underwriter or International Manager, directly or through the U.S. Representatives or International Representatives,

                                       8.

         specifically for use in the preparation thereof. The Company has filed with the Commission and the NASD on a timely basis all documents required by the Commission or the NASD to be so filed by the Company, and such documents, when they were filed with the Commission or the NASD, conformed in all material respects to the requirements of the Act, the Rules and Regulations, the Exchange Act, the rules and regulations of the Commission thereunder, and the rules and regulations of the NASD, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (b) The Company does not own or control, directly or indirectly, any corporation, association or other entity. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to own and lease its properties and conduct its business as described in the Prospectus; the Company is in possession of and operating in compliance with all material authorizations, licenses, permits, consents, certificates and orders material to the conduct of its business as described in the Prospectus, all of which are valid and in full force and effect; the Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  (c) The Company has an authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus; the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, are duly approved for listing and will, upon notice of issuance, be duly listed on the Nasdaq National Market, have been issued in compliance with the registration and qualification requirements (or exemptions therefrom) of all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other contractual rights to subscribe for or purchase securities and conform to the description thereof contemplated in the Prospectus. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto included in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other contractual rights to subscribe for or to purchase, any securities or obligations convertible into, or any acts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and

                                       9.

         fairly presents the information required by the Act and the Rules and Regulations to be shown with respect to such plans, arrangements, options and rights.

                  (d) The Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner provided herein and in the International Underwriting Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus. No preemptive rights or other contractual rights to subscribe for or purchase securities of the Company exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement and the International Underwriting Agreement. No stockholder of the Company has any right which has not been waived, or complied with, to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated by this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein and the International Underwriting Agreement.

                  (e) The Company has full corporate power and authority to enter into this Agreement and the International Underwriting Agreement and perform the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium laws affecting creditors' rights generally and except as to those provisions relating to indemnity or contribution for liabilities arising under federal and state securities laws. The making and performance of this Agreement and the International Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby and thereby (i) will not violate any provisions of the Certificate of Incorporation, Bylaws or other organizational documents of the Company, and (ii) will not conflict with, result in a material breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a material default under (A) any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or (B) any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body which has not already been obtained is required for the execution and delivery of this Agreement and the International Underwriting Agreement or the consummation of the transactions contemplated hereby or thereby, except for compliance with the Act, the Blue Sky laws applicable to the

                                       10.

         public offering of the Shares by the several U.S. Underwriters and International Managers, and the clearance of such offering with the NASD.

                  (f) Price Waterhouse LLP, who have expressed their opinion with respect to the financial statements and schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent accountants as required by the Act and the Rules and Regulations.

                  (g) The consolidated financial statements and schedules of the Company and the related notes thereto included in the Registration Statement and the Prospectus present fairly on a consolidated basis the financial position of the Company as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified, as certified by the independent accountants named in subsection 6(f). No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Consolidated Financial Information" fairly present the information set forth therein on the basis stated in the Registration Statement.

                  (h) The Company is not (i) in violation or default of any provision of its Certificate of Incorporation, Bylaws or other organizational documents, or (ii) in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound, which individually or in the aggregate is likely to have a material adverse effect on the Company; and, to its knowledge, there does not exist any state of facts which, with notice or lapse of time or both, would constitute such a violation, breach or default on the part of the Company.

                  (i) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required. The contracts so described in the Prospectus are in full force and effect on the date hereof; and neither the Company nor to the best of the Company's knowledge any other party thereto is in material breach of or default under any of such contracts.

                  (j) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company is or is threatened to be made a party or of which property owned or leased by the Company is or is threatened to be made the subject, which actions, suits or proceedings might reasonably be

                                       11.

         expected to, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company; and no labor disturbance by the employees of the Company exists or, to the best knowledge of the Company, is imminent which might reasonably be expected to materially and adversely affect such condition, properties, business or results of operations of the Company. The Company is not a party or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body, which is reasonably likely to have a material adverse effect on the Company.

                  (k) The Company has good and marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or elsewhere in the Prospectus), or (ii) those which are not material in amount to the Company, and do not materially and adversely effect the use made and proposed to be made of such property by the Company as described in the Registration Statement. The Company holds its leased properties under valid and binding leases. Except as disclosed in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

                  (l) Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) the Company has not (A) incurred any liabilities or obligations, indirect, direct or contingent, or (B) entered into any verbal or written agreement or other transaction, which in the case of (A) or (B) is not in the ordinary course of business and which is reasonably likely to have a material adverse effect on the Company; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock (other than upon the sale of the Shares or upon the exercise of any options or warrants disclosed in the Prospectus); (v) there has not been any material increase in the short or long-term debt of the Company; and (vi) there has not been any material adverse change or any development which may reasonably be expected to involve a prospective material adverse change in the condition (financial or otherwise), business, properties or results of operations of the Company.

                  (m) Except as disclosed in or specifically contemplated by the Prospectus, the Company has sufficient trademarks, trade names, patent rights, copyrights,

                                       12.

         licenses, approvals and governmental authorizations to conduct its businesses as now conducted; the expiration of any trademarks, trade names, patent rights, copyrights, licenses, approvals or governmental authorizations are not likely to have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company; the Company has no knowledge of any infringement by it of trademark, trade name rights, patent rights, copyrights, licenses, trade secret or other similar rights of others; and there is no claim being made against the Company regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which might reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company.

                  (n) The Company is conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations ("Environmental Laws"), except where the failure to be so in compliance is not reasonably likely to materially and adversely affect the condition (financial or otherwise), business or results of operations of the Company.

                  (o) The Company has filed all necessary federal, state and foreign income and franchise tax returns, and all such tax returns are complete and correct in all material respects, and the Company has not failed to pay any taxes which were payable pursuant to said returns or any assessments with respect thereto, except such taxes as are being contested by the Company in good faith and under due process. The Company has no knowledge of any tax deficiency which has been or is threatened to be asserted or threatened against the Company, except any deficiency which is being contested in good faith in appropriate proceedings.

                  (p) The Company is not now, and upon closing of the offering contemplated hereby will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (q) The Company has not distributed, and will not distribute prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Prospectus, the Registration Statement and any other materials permitted by the Act.

                  (r) The Company maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                                       13.

                  (s) Neither the Company nor, to the best of the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any foreign, federal or state governmental officer or official or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                  (t) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                  (u) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

                  7.       Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any U.S. Underwriter or International Manager furnished in writing to the Company by or on behalf of any U.S. Underwriter or International Manager through any U.S. Representative or International Representative expressly for use therein.

                  (b) In case any action shall be brought against any U.S. Underwriter or any person controlling such U.S. Underwriter, based upon any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such U.S. Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any U.S. Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such U.S. Underwriter or such controlling person unless (i) the employment of such

                                       14.

         counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such U.S. Underwriter or such controlling person and the Company and such U.S. Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such U.S. Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such U.S. Underwriters and controlling persons, which firm shall be designated in writing by UBS Securities LLC and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any U.S. Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (c) Each U.S. Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each U.S. Underwriter but only with reference to information relating to such U.S. Underwriter furnished in writing by or on behalf of such U.S. Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus. In case any action shall be brought against the Company, any of its directors, any such officer

                                       15.

         or any person controlling the Company based on the Registration Statement, the Prospectus or any Preliminary Prospectus and in respect of which indemnity may be sought against any U.S. Underwriter, the U.S. Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such U.S. Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such U.S. Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the U.S. Underwriter pursuant to Section 7(b) hereof.

                  (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the U.S. Underwriters on the other hand from the offering of the U.S. Shares or
         (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the U.S. Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the U.S. Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the U.S. Underwriters, bear to the total price to the public of the U.S. Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the U.S. Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any

                                       16.

         legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The U.S. Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of U.S. Shares purchased by each of the U.S. Underwriters hereunder and not joint.

                  8. Conditions of U.S. Underwriters' Obligations. The several obliga- tions of the U.S. Underwriters to purchase the U.S. Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                  (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company shall have no liability or obligation, direct or contingent, which is material to the Company, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by David C. King and Keith E. Glover, in their capacities as the Chief Executive Officer and Vice President of Finance and Administration and Chief Financial Officer of the

                                       17.

         Company, confirming the matters set forth in paragraphs (a), (b), and
         (c) of this Section 8.

                  (d) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the U.S. Underwriters), dated the Closing Date, of Wilson, Sonsini, Goodrich & Rosati counsel for the Company, to the effect that:

                           (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                           (ii) the Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company;

                           (iii) all the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                           (iv) the Shares to be issued and sold by the Company have been duly authorized, and when issued and delivered to the U.S. Underwriters and International Managers against payment therefor as provided by this Agreement and the International Underwriting Agreement, respectively, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                           (v) this Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company and are each valid and binding agreements of the Company enforceable in accordance with their respective terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

                           (vi) the authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

                           (vii) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;


                                       18.

                           (viii) the documents incorporated by reference in the Prospectus (except for any financial statements and schedules and financial and statistical information included in such documents, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                           (ix) the statements under the captions "Risk
         Factors--Uncertain Government Regulation," "Business--Government Regulation," "Description of Capital Stock" and "Underwriting" in the Prospectus, insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                           (x) the Company is not in violation of its charter or by-laws and, to such counsel's knowledge after due inquiry, the Company is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company, to which the Company is a party or by which it or its property is bound;

                           (xi) the execution, delivery and performance of this Agreement and the International Underwriting Agreement by the Company, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any agreement, indenture or other instrument to which the Company is a party or by which the Company or its properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or its properties;

                           (xii) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company is a party or to which any of its property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                           (xiii) to such counsel's knowledge, after due inquiry, the Company has not violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable

                                       19.

         federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company;

                           (xiv) the Company has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any Environmental Laws, as are necessary to own, lease and operate its property and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company;

                           (xv) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                           (xvi) to such counsel's knowledge, after due inquiry, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company;

                           (xvii) (1) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (2) such counsel believes that (except for financial statements, as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  In giving such opinion with respect to the matters covered by clause (xvii), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.


                                       20.

                  (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Brobeck, Phleger & Harrison LLP, counsel for the U.S. Underwriters, as to certain matters relating to the sale of the Shares.

                  (f) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Price Waterhouse LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Price Waterhouse LLP on the date of this Agreement.

                  (g) The Company shall have delivered to you the agreements specified in Section 2 hereof.

                  (h) The Company not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

The several obligations of the U.S. Underwriters to purchase any Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

                  9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

                  This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company or the earnings, affairs, or business prospects of the Company, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange or National Market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute,

                                       21.

regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                  If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the U.S. Underwriters shall fail or refuse to purchase the U.S. Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of U.S. Firm Shares or Additional Shares, as the case may be, which such defaulting U.S. Underwriter or U.S. Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of U.S. Firm Shares or Additional Shares, as the case may be, to be purchased on such date by all U.S. Underwriters, each non-defaulting U.S. Underwriter shall be obligated severally, in the proportion which the number of U.S. Firm Shares set forth opposite its name in Schedule I bears to the total number of U.S. Firm Shares which all the non-defaulting U.S. Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the U.S. Firm Shares or Additional Shares, as the case may be, which such defaulting U.S. Underwriter or U.S. Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of U.S. Firm Shares or Additional Shares, as the case may be, which any U.S. Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
Section 9 by an amount in excess of one-ninth of such number of U.S. Firm Shares or Additional Shares, as the case may be, without the written consent of such U.S. Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any U.S. Underwriter or U.S. Underwriters shall fail or refuse to purchase U.S. Firm Shares or Additional Shares, as the case may be, and the aggregate number of U.S. Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of U.S. Firm Shares or Additional Shares, as the case may be, to be purchased on such date by all U.S. Underwriters and arrangements satisfactory to you and the Company for purchase of such U.S. Firm Shares or Additional Shares, as the case may be, are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting U.S. Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting U.S. Underwriter from liability in respect of any default of any such U.S. Underwriter under this Agreement.


                                       22.

                  If this Agreement shall be terminated by the U.S. Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or the International Underwriting Agreement, the Company agrees to reimburse the several U.S. Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

                  10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Proxim, Inc., 295 North Bernardo Avenue, Mountain View, California 94043, Attention:
David C. King, Chief Executive Officer and (b) if to any U.S. Underwriter or to you, to you c/o UBS Securities LLC, 299 Park Avenue, New York, New York 10171,
Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several U.S. Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the U.S. Firm Shares and the Additional Shares, as the case may be, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any U.S. Underwriter or by or on behalf of the officers or directors of the Company, (ii) acceptance of the U.S. Firm Shares and the Additional Shares, as the case may be, and payment for them hereunder and (iii) termination of this Agreement.

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the U.S. Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the U.S. Shares from any of the several U.S. Underwriters merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.


                                       23.

                  Please confirm that the foregoing correctly sets forth the agreement between the Company and the several U.S. Underwriters.

                                            Very truly yours,

                                            PROXIM, INC.


                                            By
                                              -------------------------
                                              David C. King
                                              Chief Executive Officer

UBS SECURITIES LLC
MONTGOMERY SECURITIES
UNTERBERG HARRIS
VOLPE, WELTY & COMPANY

Acting severally on behalf of
  themselves and the several
  U.S. Underwriters named in
  Schedule I hereto

By UBS Securities LLC


   By
     ---------------------------
         Authorized Signatory


                                       24.

                                   SCHEDULE I



                                                  Number of U.S.
                  U.S. Underwriters           Shares to be Purchased
                  -----------------           ----------------------
                  UBS Securities LLC
                  Montgomery Securities
                  Unterberg Harris
                  Volpe, Welty & Company

                          Total
                                                            ---------
                                                            1,825,000
                                                            =========



                                       25.